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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2002
Date of report (Date of Earliest Event Reported)

HOLLEY PERFORMANCE PRODUCTS INC.
(Exact name of Registrant as specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation)	333-89061 (Commission File Number)	61-1291482 (I.R.S. Employer Identification No.)

1801 Russellville Road, PO Box 10360, Bowling Green, KY 42102-7360
(Address of principal executive offices and zip code)

(270) 782-2900
Registrant's telephone number, including area code

ITEM 5. Other Events.

        Holley Performance Products Inc. (the "Company") entered into a loan and security agreement (the "Loan Agreement"), dated as of July 30, 2002, with Foothill Capital Corporation, as the arranger and administrative agent. A copy of the Loan Agreement was filed as Exhibit 10.1 to the Company's Form 8-K filed on August 9, 2002. The Company has also issued 12 1/4% senior notes due 2007 pursuant to an indenture (the "Indenture"), dated as of September 20, 1999, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). A copy of the Indenture was filed as Exhibit 4.1 to the Company's Form S-4 filed on October 14, 2000.

        On October 10, 2002, after receiving the consent of the requisite majority of noteholders under the Indenture, the Company and the Trustee entered into a supplemental indenture to amend the covenants of the Indenture to remove the formula limit on indebtedness under the Company's credit facility (including the Loan Agreement) and substitute a $45.0 million limit on such indebtedness. Subsequently, on October 11, 2002, the Company entered into an amendment to the Loan Agreement to permit the Company to receive a cash infusion, as described below, from its parent company. A copy of the supplemental indenture is filed as Exhibit 4.1 of this report and a copy of the amendment to the Loan Agreement is filed as Exhibit 10.1 of this report.

        In connection with the above amendments, the Company received a cash infusion of $15.0 million from its ultimate parent, an affiliate of a fund managed by Kohlberg & Co., L.L.C. The additional investment was initially received by KHPP Holdings, Inc., the parent of the Company. KHPP Holdings then invested the $15.0 million in the Company, $7.5 million in the form of senior unsecured debt of the Company, which will rank pari passu with the notes, and $7.5 million as convertible preferred stock of the Company. This investment provided the Company with additional liquidity to continue its operational restructuring and fund the interest payment on the notes that was due on September 15, 2002. The interest payment was paid on October 15, 2002. After making the interest payment, the Company has more than $8,000,000 of excess availability under the Loan Agreement.

ITEM 7. Exhibits

(c)
Exhibits

Exhibit	Description
4.1	Supplemental Indenture, dated October 10, 2002, between Holley Performance Products Inc. and State Street Bank and Trust Company.
4.2	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Holley Performance Products Inc.
10.1
First Amendment and Waiver to Loan and Security Agreement, dated October 11, 2002, among Holley Performance Products Inc., each of its subsidiaries signatory thereto, Foothill Capital Corporation, as the arranger and administrative agent, and the other lenders signatory thereto.
10.2	Holley Performance Products Inc., 10% Pay-in-Kind Convertible Promissory Note in favor of KHPP Holdings, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY PERFORMANCE PRODUCTS INC.
Date: October 15, 2002	By:	/s/ GARY CADEMARTORI
Gary Cademartori Vice President, Chief Financial Officer and Secretary

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  ITEM 5. Other Events.
  ITEM 7. Exhibits
SIGNATURE